Exhibit 99.1

"The Number One Community Bank With The Best Customer Service In Town" April 27, 2006 Shareholder's Meeting

Certain of the statements made herein are forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934. In addition, Fidelity Southern Corporation ("FSC" or "the Company"), through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual results could differ materially from the results expressed in the forward-looking statement. Certain factors, which could affect the accuracy of such forward-looking statements, are identified in the public filings made by FSC with the Securities and Exchange Commission, including the Company's Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2005, and earnings releases for the year ended December 31, 2005, and for the quarter ended March 31, 2006. Forward-looking statements contained in this or other public statements of FSC or made by its senior management should be considered in light of those factors. FSC undertakes no obligation to revise these statements after the date of this presentation. Forward-Looking Disclaimer

Company Overview1 Headquartered Atlanta, GA Listing NASDAQ Symbol LION Book Value $9.40 Market Capitalization $165 Million Ann. Cash Dividend Effective 2006 $.32 Total Assets $1.4 Billion 1) At March 31, 2006

Company Overview - Our Market Vibrant Growing City Greater Atlanta population of about four million people Population growth - about 100,000 a year 120,000+ Businesses Low 5.1% Unemployment as of February 28, 2006 44 Accredited Colleges and Universities World's Busiest Airport - Continuing to Expand Atlanta MSA

Metropolitan Atlanta 19 full-service branches 36 ATMs 1 internet (cyber) branch Florida LPO in Jacksonville www.lionbank.com Company Overview: Delivery System Plans for 2006 include a new branch in Duluth and possible openings of one or two additional branches. Branch under construction Current Branch

To continue growth, improve earnings, and increase shareholder value; To treat customers, employees, community, and shareholders according to the Golden Rule; and To operate within a culture of strong internal controls. Company Overview - Who We Are Mission Statement

Reach 15.00% ROE in 2007 Reach 1.00% ROA in 2007 Increase Dividends Grow Core Banking Activities Focus on Community Relationship Growth Strategic Plan Three-Year Plan - Primary Goals Commercial Transaction Deposit Accounts Construction SBA Lending

Strengthening Retail Banking: Implemented Regional Managers Branch Expansion program Duluth Branch to open May 15, 2006 Significantly Expanding our SBA lending Team: Opening a SBA office in Conyers, GA Enhancing Sales Culture Training Opening LionMark Insurance Company Strategic Plan: What We Are Doing

Initiated a Deposit Acquisition Program Totally free checking Simplified account structure Ongoing marketing strategy Corporate Governance Elected a new independent Director Hired In-house Counsel Strengthened Credit Administration Strategic Plan: What We Are Doing

Measuring Each Activity's Effect on Shareholder Value Managing to Strategic Plan Monthly Management Committee meetings Bi-Weekly ALCO meetings Monthly department manager meetings Adhering to financial benchmarks Strategic Plan: What We Are Doing

Strategic Plan: Results Low Employee Turnover, Which Results in Seasoned, Efficient Management at All Levels Strong Growth in Quality Interest-Earning Assets 1st Quarter '06 Non-interest Income from SBA Activities Compared to 1st Quarter '05 Results

Average Interest-Earning Assets Grew 12.0% Average Loans Outstanding Grew 17.0% Net Charge-Offs Declined 4.5% Net Income Increased 35.3% Common Stock Realized Book Value Increased 10.3% Return on Equity Reached 12.6% 2005/2004 Record Setting Performance

Net Interest Income Increased 18.6% Average Interest-Earning Assets Increased 12.2% Average Loans Outstanding Increased 14.0% Provision for Loan Losses Declined 30.6% Noninterest Income Increased 11.2% Noninterest Expenses Increased 18.6% Return on Equity Reached 12.6% 1Q06/1Q05 Performance

Financial Performance $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2003 2004 2005 $2,235 $2,111 $0 $1,000 $2,000 $3,000 1Q05 1Q06 Income from Continuing Operations1 $3,753 $10,326 First Quarter Years Ending December 31, $3,831 78 $3,753 2003 $2,111 $2,111 2006 $2,235 $10,326 $7,632 - - - $2,235 $10,326 $7,632 2005 2005 2004 Net Income Income from Discont. Ops Income from Cont. Ops $7,632 1) Dollars in Thousands CAGR CAGR 1Q06/1Q05 1 yr 3 yr 35.3% 48.1% 5 yr 33.5% (5.5%) -

Financial Performance Returns Profitability Ratios1 Year Ended December 31, First Quarter Year Ended December 31, First Quarter Year Ended December 31, First Quarter Year Ended December 31, First Quarter Year Ended December 31, First Quarter Year Ended December 31, First Quarter Year Ended December 31, First Quarter Year Ended December 31, First Quarter Year Ended December 31, First Quarter Year Ended December 31, First Quarter 2003 2004 2005 2005 2006 Return on Average Assets .36% .66% .79% .73% .61 % Return on Shareholders' Equity 5.29 10.29 12.59 11.40 9.87 Efficiency Ratio 78.89 67.75 65.22 66.35 72.66 1) From Continuing Operations

Financial Performance $28,000 $30,000 $32,000 $34,000 $36,000 $38,000 $40,000 2003 2004 2005 $9,000 $10,000 $11,000 1Q05 1Q06 1) Dollars in Thousands 2) From Continuing Operations Net Interest Income1 $39,445 $32,880 $35,739 $9,614 $10,318 CAGR CAGR 1Q06/1Q05 1 yr 3 yr 7.3% 10.4% 9.3% 5 yr 7.3%2

Financial Performance $0 $500 $1,000 $1,500 2003 2004 2005 1) Dollars in Millions Average Interest-Earning Assets1 CAGR CAGR 1Q06/1Q05 1 yr 3 yr 12.2% 12.0% 12.3% 5 yr 10.3% $986 $1,115 $1,249 $1,000 $1,100 $1,200 $1,300 $1,400 1Q05 1Q06 $1,187 $1,332

$ 1,125 3.17% $10,326 1Q06 $ 1,102 3.09% $ 9,776 4Q05 2Q04 $ 9,729 $ 9,614 $ 9,593 $ 9,259 $ 8,525 Net Int. Inc. (000's) $ 1,076 3.16% 3Q05 $ 1,016 $ 973 $ 955 $ 902 Average Loans 3.30% 3.32% 3.25% 3.14% NIM - QTD 2Q05 1Q05 4Q04 3Q04 Financial Performance 1) Dollars in Millions Average Interest-Earning Assets1 $500 $700 $900 $1,100 $1,300 $1,500 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 $10,318 3.15% $ 1,157 $1,098 $1,140 $1,155 $1,187 $1,245 $1,261 $1,301 $1,332

Total Loans1,2 Financial Performance - Loan Growth $- $250 $500 $750 $1,000 $1,250 2003 2004 2005 $0 $400 $800 $1,200 1Q05 1Q06 Including Held-for-Sale Period-end Balances (Dollars in Millions) $833 $995 $1,130 $1,043 $1,171 CAGR CAGR 1Q06/1Q05 1 yr 3 yr 12.3% 13.6% 12.7% 5 yr 10.3%

Commercial - Financing & Real Estate1 Financial Performance - Loan Growth $- $50 $100 $150 $200 $250 2003 2004 2005 $0 $100 $200 $300 1Q05 1Q06 1) Period-end Balances Including SBA (Dollars in Millions) $157 $185 $205 $197 $226 CAGR CAGR 1Q06/1Q05 1 yr 3 yr 14.6% 11.1% 12.2% 5 yr 10.6%

$0 $50 $100 $150 $200 $250 1Q05 1Q06 Real Estate - Construction1 Financial Performance - Loan Growth $- $50 $100 $150 $200 $250 2003 2004 2005 1) Period-end Balances (Dollars in Millions) $213 $173 $120 $162 $207 CAGR CAGR 1Q06/1Q05 1 yr 3 yr 23.1% 27.6% 22.7% 5 yr 16.1%

Consumer Installment1,2 $- $100 $200 $300 $400 $500 $600 2003 2004 2005 $400 $500 $600 1Q05 1Q06 Financial Performance - Loan Growth 1) Excludes Loans Held-for-Sale 2) Period-end Balances (Dollars in Millions) $558 $413 $490 $555 $499 CAGR CAGR 1Q06/1Q05 1 yr 3 yr 5 yr 12.0% 13.3% 13.5% 14.1%

$0 $200 $400 $600 $800 2003 2004 2005 1Q06 Noninterest-Bearing DDA & MM Savings Time Financial Performance 2005/2004 At December 31, $ 124 % Change 2005 2004 2003 224 39.4% 177 127 131 Savings (10.8%) 224 251 169 and Money Market Interest-Bearing Demand Total 10.6% $1,124 $1,016 $888 15.3% 602 522 477 Time 4.3% $ 121 $ 116 $111 Noninterest-Bearing Deposits: Deposits1 1) Period-end Balances (Dollars in Millions) March 31, 2006 178 629 $1,155 2006/2005 % Change 2.2% -% ..5% 4.5% 2.7%

Financial Performance Asset Quality1 ..23% ..29% .54% Net Charge-offs to Avg Loans $ 2,900 $ 4,800 $4,750 Provision for Loan Losses $ 2,431 $ 2,546 $4,234 Net Charge-offs ..25 ..29 ..49 Nonperforming Assets to Total Loans and Repossessions 4.50x 5.53x 3.14x ALL to Nonperforming Loans and Repossessions $ 673 Year Ended December 31, First Quarter 12,645 ..18 1.15% 12,643 2005 ..27 1.25% 9,920 2003 2004 ..16 Nonperforming to Total Loans 1.27% Period-End ALL to Loans 12,174 Period-End ALL 1) Dollars in Thousands 2005 2006 $ 516 $ 900 ..21% ..24% 12,558 1.25% 1.11% ..11 ..17 ..25 ..27 6.87x 4.03x $ 675

$0 $5,000 $10,000 $15,000 $20,000 2003 2004 2005 Noninterest Income1,2 Financial Performance 1) Dollars in Thousands 2) From Continuing Operations $13,756 $14,550 $14,226 $3,000 $3,200 $3,400 $3,600 1Q05 1Q06 CAGR CAGR 1Q06/1Q05 1 yr 3 yr (2.2%) (10.2%) 5 yr (3.7%) $3,196 $3,554 1,000 149 $1,299 2006 Year Ended December 31, First Quarter 1,028 332 $1,348 2005 3,995 1,246 2005 3,039 2,808 $ 6,149 2003 2004 4,321 Indirect Lending Activities SBA Lending Activities Bank Owned Life Ins. Other Total 1,917 Mortgage Banking Activities $ 5,551 $ 5,588 Service Charges & Fees 35 768 559 54 367 479 1,246 579 1,377 946 1,929 150 284 270 469 $13,756 $14,550 $14,226 $3,196 $3,554 11.2%

2005 $10,000 $20,000 $30,000 $40,000 2003 2004 2005 Financial Performance Noninterest Expense1,2 449 329 78 677 781 1,514 First Quarter 6,101 6,569 6,647 Occupancy & Eq. 1,392 1,375 1,433 Comm. Exp. 372 780 1,059 Other Insurance Year Ended December 31, 4,865 4,770 5,720 Other 2,848 2,340 3,043 Professional & Other 2003 Total Salaries & Benefits $35,001 $34,070 $36,791 $19,170 $17,876 $18,755 2005 2004 5 yr 1 yr CAGR (1.7%) 2.7% $35,001 1) Dollars in Thousands 2) From Continuing Operations $36,791 $34,070 3 yr (3.3%) 1Q05/1Q06 Adv. & Pro. 134 360 253 2006 $4,690 $5,520 1,597 380 69 132 1,005 1,357 $8,499 $10,079 $5,000.00 $8,000.00 $11,000.00 1Q05 1Q06 $8,499 $10,079 18.6%

EPS Growth1 5 yr 1 yr EPS CAGR 32.0% 33.3% $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2003 2004 2005 1) Income from Continuing Operations - Diluted $.42 $.84 $1.12 1Q06/1Q05 (4.2%) 3 yr 46.0% $0.10 $0.15 $0.20 $0.25 $0.30 1Q05 1Q06 $.24 $.23

$7.00 $8.00 $9.00 $10.00 2003 2004 2005 Financial Performance - Capital March 31, December 31, 2005 2005 2004 2003 Total Tier 1 9.76 11.74 11.97 11.91 12.74 12.57 9.60 9.88 10.33 Risk Based Capital: Leverage Capital Ratios: 8.58% 8.64% 8.74% 9.03% 9.48 8.77% Book Value Per Share $8.01 $8.64 $9.39 $8 $9 $10 1Q05 1Q06 $8.74 $9.40 2006 CAGR CAGR 1Q06/1Q05 1 yr 3 yr 7.6% 8.7% 5.5% 5 yr 7.4%

$7.00 $8.00 $9.00 $10.00 2003 2004 2005 Financial Performance - Capital March 31, December 31, 2005 2005 2004 2003 Total Tier 1 9.76 11.74 11.97 11.91 12.74 12.57 9.60 9.88 10.33 Risk Based Capital: Leverage Capital Ratios: 8.58% 8.64% 8.74% 9.03% 9.48 8.77% Book Value Per Share - Realized1 $7.98 $8.65 $9.54 $8 $9 $10 1Q05 1Q06 $8.87 $9.69 2006 1) Non-GAAP Measure CAGR CAGR 1Q06/1Q05 1 yr 3 yr 9.2% 10.3% 7.2% 5 yr 7.7%

0% 4% 8% 12% 1Q05 1Q06 Financial Performance Return On Shareholders' Equity1 1) From Continuing Operations 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2003 2004 2005 11.40% 5.29% 10.29% 9.87% 12.59%

0 50 100 150 200 250 300 350 400 450 2000 2001 2002 2003 2004 2005 31-Mar-06 Index Value Fidelty Southern Corporation NASDAQ Composite SNL NASDAQ Bank Index* Financial Performance - Total Return Performance *Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission. All rights reserved. crsp.com. 395.57 97.37 169.90 Index Period Ending December 31, 2000 2001 2002 2003 2004 12/31/05 3/31/06 Fidelity Southern Corp. NASDAQ Composite 396.03 100.00 SNL NASDAQ Bank Index* 100.00 100.00 150.61 79.18 108.85 209.64 111.95 54.44 284.45 144.51 82.09 413.52 165.62 89.59 160.57 91.54

Looking Ahead - 2006 and Beyond Due to the Wachovia/SouthTrust, BB&T/Main Street Bank, and SunTrust/NBC Mergers, There Are Good Employees and Good Customers Looking for a Change Selectively hiring experienced branch personnel and lenders for commercial and SBA Fidelity is Effectively Marketing Itself Through Its Personal Calling Program Keeping Focus on Community Banking Growing Branch Network

Looking Ahead - 2006 and Beyond Deposit Acquisition Program Work Strategic Plan Increase net interest income Increase noninterest income Manage risks and costs Increase fully diluted net income per share in 2006 Work toward goals of 15%+ ROE, 1% ROA in 2007 Increase dividends when appropriate

Looking Ahead - 2006 and Beyond Keep Focus on Community Banking Add two to four branches by year-end 2007 Continue expanding SBA lending activities Realize growth in fees on deposit accounts Substantially increase commercial and construction loans Incrementally grow other services and products

Managing to the Mission Statement Managing to the Strategic Plan to Drive Growth and Earnings Continued Emphasis on Corporate Governance Keeping Pace With Large Bank Technology Reinforcing a Strong Sales Culture Through Training, Recognition and Incentives Deposit Focus on Increasing Transaction Accounts and Balances Recruiting and Retaining Experienced, Motivated, and Talented Personnel Summary